UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 7, 2019
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	1-36632	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

2015 W. Chestnut Street, Alhambra, CA  91803
Address of principal executive offices, including zip code

(626) 293-3400
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, no par value	EMKR	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

The Board of Directors of EMCORE Corporation (the “Company”) has appointed Tom Minichiello to serve as its Chief Financial Officer, effective August 26, 2019. In connection with this appointment, Mr. Minichiello will assume responsibilities as the Company’s principal financial officer and principal accounting officer. Effective upon Mr. Minichiello's appointment, Mr. Mark Gordon, who has served as the Company's Interim Principal Financial and Accounting Officer since January 14, 2019, will continue to serve as the Company's Director of Accounting but will no longer serve as an executive officer of the Company.

In connection with Mr. Minichiello’s appointment as Chief Financial Officer, the Company entered into an employment agreement (the “Employment Agreement”) with Mr. Minichiello.

Under the Employment Agreement, Mr. Minichiello will be entitled to an initial annual base salary of $350,000 and a target annual cash bonus of 50% of his base salary.

Mr. Minichiello will also be entitled to receive an initial equity award consisting of (i) 100,000 time-based restricted stock units that will be scheduled to vest in four equal annual installments on each of the first four anniversaries of his hire date, subject to his continued employment through each vesting date, and (ii) 100,000 performance-based restricted stock units that will be granted concurrent with the next regular grant of performance-based restricted stock units to the Company’s senior executive team (or on such future date as otherwise determined by the Compensation Committee of the Company’s Board of Directors in its discretion) and will vest based on relative total shareholder return over a three-year performance period commencing on the grant date of such award.

The Employment Agreement provides that Mr. Minichiello will be entitled to participate in the Company’s standard benefit plans for executive employees, and, subject to execution of a release of claims against the Company and compliance with certain confidentiality, nondisclosure, nonsolicitation, and other restrictive covenants, will be eligible to receive severance upon a termination of employment without cause or for good reason (as those terms are defined in the agreement) consisting of continued payment of his base salary for one year, payment of his target annual bonus for the year of termination, and, for up to 12 months, continued payment of the employer portion of any continuing medical coverage. Additionally, upon a termination of employment without cause or for good reason within twelve months following a change in control of the Company, Mr. Minichiello will be entitled to have his unvested equity awards accelerate and immediately vest (with performance-based awards vesting at a minimum of the target performance level). In connection with his appointment, Mr. Minichiello will receive a $50,000 relocation allowance, which he will be required to repay to the Company if he terminates his employment without good reason within one year of his hire date.

The Employment Agreement with Mr. Minichiello is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Employment Agreement is qualified in its entirety by reference to such exhibit.

In connection with Mr. Minichiello’s appointment as Chief Financial Officer, the Company and Mr. Minichiello will also enter into the Company's standard form of indemnification agreement, a copy of which has been filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2012.

Mr. Minichiello, age 60, has served for the past six years as Chief Financial Officer of Westell Technologies, a publicly-traded provider of network infrastructure and remote monitoring solutions. Prior to Westell, Mr. Minichiello served in several senior financial management positions over a 12 year period at Tellabs, a publicly-traded global provider of optical networking equipment, including interim Chief Financial Officer from each of December 2011 to April 2012 and May 2013 to July 2013, and Vice President of Finance and Chief Accounting Officer from August 2007 to May 2013.

There are no arrangements or understandings between Mr. Minichiello and any other persons pursuant to which he was selected as an officer of the Company. There are also no family relationships between Mr. Minichiello and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.                                      Regulation FD Disclosure.

On August 12, 2019, the Company issued a press release announcing the appointment of Mr. Minichiello as its Chief Financial Officer effective as of August 26, 2019. A copy of that press release is attached as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report and Exhibit 99.1 hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information or that Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
10.1†	Employment Agreement, dated August 7, 2019, by and between EMCORE Corporation and Tom Minichiello
99.1	Press Release, dated August 12, 2019, issued by EMCORE Corporation.

† Management contract or compensatory plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: August 12, 2019	By: /s/ Mark A. Gordon Name: Mark A. Gordon Title: Interim Principal Financial and Accounting Officer